Exhibit 10.14

PIGGYBACK REGISTRATION RIGHTS AGREEMENT

This Piggyback Registration Rights Agreement (this “Agreement”) is made and entered into as of the 18th day of September 2007 between True North Energy Corporation, a Nevada corporation (the “Company”), and Prime Natural Resources, Inc., a Texas corporation (the “Holder”).

RECITALS:

WHEREAS, in connection with the purchase from the Holder by the wholly-owned subsidiary of the Company of certain assets, the Company has issued to the Holder 1,928,375 shares of Common Stock of the Company (the “Shares”); and

WHEREAS, the Company has agreed to provide certain piggyback registration rights under the Securities Act with respect to the Shares on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein, the Company and the Holder hereby agree as follows:

1.  Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Blackout Period” means, with respect to a registration, a period, in each case commencing on the day immediately after the Company notifies the Holder that it is required, because of the occurrence of an event of the kind described herein or in Section 4(c) hereof, to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its board of directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other significant transaction involving the Company, or the unavailability for reasons beyond the Company’s control of any required financial statements, or any other event or condition of similar significance to the Company, disclosure of which information is in its best interest not to publicly disclose) that the registration and distribution of the Registrable Securities to be covered by such Registration Statement, if any, would be seriously detrimental to the Company and its stockholders due to the potential impact on such acquisition, financing activity or other significant transaction, event or condition and the sale of Registrable Securities would require disclosure of material nonpublic information not otherwise required to be disclosed under applicable law, and ending on the earlier of (1) the date upon which the material non-public information commencing the Blackout Period is disclosed to the public or ceases to be material and (2) such time as the Company notifies the Holder that the Company will no longer delay such filing of the Registration Statement, recommence taking steps to make such Registration Statement effective, or allow sales pursuant to such Registration Statement to resume.

“Commission” means the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Piggyback Registration” means, in any registration of Common Stock referenced in Section 3(a) or 3(b), the right of the Holder to include the Registrable Securities of such Holder in such registration.

“register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

“Registrable Securities” means the Shares, upon original issuance thereof, and at all times subsequent thereto, including upon the transfer thereof by the original holder or any subsequent holder as provided herein and any shares or other securities issued in respect of such Shares because of or in connection with any stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any exchange for or replacement of such Shares or any combination of shares, recapitalization, merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Common Stock.

“Registration Statement” means a registration statement of the Company under the Securities Act.

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

2. Term. This Agreement shall continue in full force and effect until the earlier of (i) such time as the Registrable Securities are eligible for sale under Rule 144(k) or (ii) such time as the Registrable Securities are saleable, without restriction, pursuant to an available exemption from registration under the Securities Act.

3. Piggyback Registration Rights.

(a) Grant of Rights. If the Company at any time proposes to file a Registration Statement (other than upon Form S-4, Form S-8, or any successor form) with the Commission relating to the Company’s Common Stock, the Company shall promptly give to the Holder written notice thereof (and in no event shall such notice be given less than 20 calendar days prior to the filing of such Registration Statement). If requested by the Holder in writing within 10 calendar days after receipt of such written notice from the Company, the Company shall include all of the Registrable Securities specified in the written request delivered by the Holder in such registration. However, the Company may, without the consent of the Holder, withdraw such Registration Statement prior to its becoming effective.

(b) Underwriting. If the registration relates to an underwritten public offering, the Company shall so advise the Holder. In that event, the right of the Holder to Piggyback Registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of the Registrable Securities in the underwriting to the extent provided herein. The Holder shall (together with the Company and any other stockholders of the Company selling their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter selected for such underwriting by the Company or the selling stockholders, as applicable. Notwithstanding anything herein to the contrary, except to the extent otherwise required by applicable law, neither Holder nor any of its affiliates (other than the Company), officers, directors, managers, members, stockholders or representatives shall be required directly or indirectly to make any representations or warranties other than representations or warranties regarding such Holder, its ownership of and title to the Registrable Securities and its intended method of distribution. Notwithstanding any other provision of this Section, if the underwriter determines in good faith that marketing factors require a limitation on the number of shares of Common Stock or the amount of other securities to be underwritten, the underwriter may exclude some or all of the Registrable Securities from such registration and underwriting. Shares of Common Stock in such underwritten offering shall be allocated, first, to any person exercising rights that are the basis for such registration statement, second, to the Company, third, to one or more lenders of the Company that were issued such shares of Common Stock by the Company in connection with a financing transaction with the Company, according to the terms and conditions of such registration rights granted such lenders, or in such other proportions as shall be mutually agreed to among such lenders, and fourth, pari passu among any shares of Common Stock proposed to be sold by one or more holders of piggyback registration rights (including Holder), or in such other proportions as shall be mutually agreed to among such selling stockholders. The Company shall so advise the Holder. No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.

(c) Registration for Valens. Notwithstanding any other provision of this Agreement, if the Company files a Registration Statement relating to shares of Common Stock to be sold by Valens U.S. SPV I, LLC (“Valens I”) or Valens Offshore SPV II, Corp. (“Valens II”) or any affiliates of Valens I or Valens II (collectively, “Valens”) pursuant to Section 2 of the Registration Rights Agreements by and between the Company and each of Valens I and Valens II dated as of September 18, 2007 (as amended, modified or supplemented from time to time), if the Commission will not permit the Registration Statement to be declared effective unless the number of shares included in such Registration Statement are reduced, the Company may exclude some or all of the Registrable Securities from such registration. In the event that the shares of Common Stock in such offering are reduced, the remaining shares of Common Stock shall be allocated, first, to Valens, second, to one or more other lenders of the Company that were issued such shares of Common Stock by the Company in connection with a financing transaction with the Company, according to the terms and conditions of such registration rights granted such lenders, or in such other proportions as shall be mutually agreed to among such lenders and third, pari passu among any shares of Common Stock proposed to be sold by one or more holders of piggyback registration rights (including Holder), or in such other proportions as shall be mutually agreed to among such selling stockholders. No Registrable Securities excluded from the offering by reason of the foregoing shall be included in such registration.

(d) Reduction of Shares Required by Commission. Notwithstanding any other provision of this Agreement, the Registrable Securities or any shares may be removed from a Registration Statement to the extent necessary for the Commission to declare the Registration Statement effective, in the order provided in Section 3(b) (regardless of whether underwritten or not) or Section 3(c), as applicable.

4. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following:

(a)  The Company shall keep effective the registration or qualification contemplated by Section 3 and shall from time to time amend or supplement each applicable Registration Statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Holder to complete the offer and sale of the Registrable Securities covered thereby (but in no event longer than 180 days) or, in the case of an underwritten offering, until such time as the offering has been terminated. The Company shall in no event be required to keep any such registration in effect after the Registrable Securities can be sold without restriction. The Company shall notify the Holder when a Registration Statement (or amendment or supplement thereto) including the Registrable Securities is filed and/or declared effective by the Commission.

(b)  Furnish, without charge, to the Holder of Registrable Securities covered by a Registration Statement (i) a reasonable number of copies of such Registration Statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto as such Holder may reasonably request, (ii) such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any other prospectus filed under Rule 424 of the Securities Act) as such Holder may reasonably request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Holder may require to consummate the disposition of the Registrable Securities covered by such Registration Statement owned by such Holder, but only while the Registration Statement is effective.

(c)  As promptly as practicable after becoming aware of such event, notify Holder of the happening of any event, which comes to the Company’s attention, that will, after the occurrence of such event, cause the prospectus included in such Registration Statement, if not amended or supplemented, to contain an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly thereafter (or, in the case of a Blackout Period, at the conclusion thereof, if required) prepare and furnish to Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)  As promptly as practicable after becoming aware of such event, notify Holder of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement pursuant to which Registrable Securities are being offered or sold.

(e)  Use its commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Securities by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such domestic jurisdictions as Holder shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective (but in no event longer than as provided under Section 4(a) above) and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section, or (ii) subject itself to taxation in any such jurisdiction.

(f)  In the case of an underwritten offering, use its commercially reasonable efforts to furnish or caused to be furnished to Holder and the underwriters a signed counterpart, addressed to Holder and the underwriters, of: (i) an opinion of counsel for the Company, dated the date of each closing under the underwriting agreement, reasonably satisfactory to the underwriters; and (ii) a “comfort” letter, dated the effective date of such Registration Statement and the date of each closing under the underwriting agreement, signed by the independent public accountants who have certified the Company’s financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings of securities, and such other financial matters as the underwriters may reasonably request and customarily obtained by underwriters in underwritten offerings, provided that, to be an addressee of the comfort letter, Holder may be required to confirm that it is in the category of persons to whom a comfort letter may be delivered in accordance with applicable accounting literature.

(g)  Use its commercially reasonable efforts (including seeking to cure in the Company’s listing or inclusion application any deficiencies cited by the exchange) to list or include all Registrable Securities on any exchange or over-the-counter market or quotation system on which the Common Stock is then listed or quoted.

(h)  Take all other reasonable actions necessary to expedite and facilitate the disposition by the Holder of the Registrable Securities pursuant to the Registration Statement.

5. Suspension of Offers and Sales. Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c) hereof or of the commencement of a Blackout Period, such Holder shall discontinue the disposition of Registrable Securities included in the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(c) hereof or notice of the end of the Blackout Period, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

6. Registration Expenses. The Company shall pay all expenses in connection with any registration obligation provided herein, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with applicable securities laws, and the fees and disbursements of counsel for the Company and of its independent accountants; provided, that, in any underwritten registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. Except as provided in this Section and Section 9, the Company shall not be responsible for the expenses of any attorney or other advisor employed by Holder.

7. Assignment of Rights. Holder may assign its rights under this Agreement to any party without the prior consent of the Company only in connection with, and in compliance with the terms and conditions of, a transfer, in whole or in part, of the Registrable Securities, provided that such transferees agree to be bound by the provisions hereof. To the extent the Holder transfers any of the Registrable Securities, the obligations of the Holder and subsequent transferees hereunder shall be several and not joint.

8. Information by Holder. To the extent that Holder includes the Registrable Securities in any registration, Holder shall furnish to the Company such information as the Company may reasonably request in writing regarding Holder and the distribution proposed by such Holder.

9. Indemnification.

(a) In the event of the offer and sale of Registrable Securities under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, Holder, its directors and officers, and each person, if any, who controls or is under common control with Holder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each, an “Indemnified Person”), against any losses, claims, damages or liabilities, joint or several, and expenses (collectively, “Claims”) to which any of the Indemnified Persons may become subject under the Securities Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any Registration Statement prepared and filed by or on behalf of the Company under which Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any other materials prepared by the Company used or to be used in connection with the offer or sale of Registrable Securities, or any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances in which they were made) not misleading. Subject to subpart (c) of this Section, the Company shall reimburse each Indemnified Person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such Claim. Notwithstanding anything to the contrary contained herein, the Company shall not be liable for indemnification (i) to the extent that any such Claim (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement in or omission from such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement or other materials in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Indemnified Person for use in the preparation thereof or (ii) to the extent such Claim is based solely on a failure of the Indemnified Person to deliver or cause to be delivered the prospectus made available by the Company, if such delivery was required, or (iii) to the extent related to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Holder.

(b) As a condition to including Registrable Securities in any Registration Statement filed pursuant to this Agreement, Holder agrees to be bound by the terms of this Section 9 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any Claims to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon an untrue or alleged untrue material statement in or omission (as provided for in subpart (a) of this Section) from such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement thereto, or any other materials prepared by the Company used or to be used in connection with the offer or sale of Registrable Securities, made in reliance upon and in conformity with written information furnished by the Holder for use in the preparation thereof. Subject to subpart (c) of this Section, such Holder shall reimburse the Company, and each such director, officer, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling any such Claim; provided, however, that such indemnity agreement found in this Section 9(b) shall in no event exceed the proceeds received by such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement. Notwithstanding anything to the contrary contained herein, Holder shall not be liable for indemnification to the extent related to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of Holder, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the Registrable Securities by Holder.

(c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation. Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

(d) If an indemnifying party does or is not permitted to assume the defense of an action pursuant to Sections 9(c) or in the case of the expense reimbursement obligation set forth in Sections 9(a) and (b), the indemnification required by Sections 9(a) and 9(b) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred.

(e) If the indemnification provided for in Section 9(a) or 9(b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Claim referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such Claim as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation. In no event shall Holder be required to contribute any amount in excess of the amount by which proceeds received by Holder from sales of Registrable Securities exceeds the amount of any damages that Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

10. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to, so long as any Holder owns any Registrable Securities:

(a) make and keep adequate current public information available, as those terms are understood and defined in Rule 144(c) at all times after the date hereof; and

(b) use its commercially reasonable efforts to file (including electronically on EDGAR) with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act (at any time during which it is subject to such reporting requirements).

10. Miscellaneous.

(a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the United States of America and the State of Texas, both substantive and remedial, without regard to Texas conflicts of law principles. Any judicial proceeding brought against either of the parties to this Agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of Texas, or in the United States District Court for the Southern District of Texas and, by its execution and delivery of this Agreement, each party to this Agreement accepts the jurisdiction of such courts. The foregoing consent to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement.

(b) Remedies. In the event of a breach by the Company or by Holder of any of their respective obligations under this Agreement, Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company and Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(c) Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the parties hereto.

(d) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

(e) Notices, etc. All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

If to the Company to:

True North Energy Corporation
1400 Woodloch Forest Drive, Suite 530
The Woodlands, Texas 77380
Attention: John I. Folnovic, President
Facsimile: 832-553-7244

with copy to:

Gottbetter & Partners, LLP
488 Madison Avenue
New York, NY 10022
Attention: Scott Rapfogel, Esq.
Facsimile: (212) 400-6901

If to the Holder:

To the Holder at the address set forth on the signature page hereto or at such other address as any party shall have furnished to the other parties in writing.

(f) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

(g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

(h) Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(i) Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and the Holder.

(j) No Inconsistent Terms. The Company represents, warrants and agrees that (i) the rights granted to Holder hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company under any other agreement and (ii) the Company has not entered into any agreement that is inconsistent with the rights granted to Holder in this Agreement or otherwise conflicts with the provisions hereof.

[SIGNATURE PAGES FOLLOW]

This Piggyback Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY: TRUE NORTH ENERGY CORPORATION

By:	/s/ John I. Folnovic
Name: John I. Folnovic
Title: President and CEO

[SIGNATURE PAGE OF HOLDER FOLLOWS]

This Piggyback Registration Rights Agreement is hereby executed as of the date first above written.

HOLDER: PRIME NATURAL RESOURCES, INC.

By:	/s/ John R. Hager
John R. Hager
(Print Name)
CFO
(Print Title)

Address for notices:
2500 City West Blvd

Suite 1750

Houston, TX 77042
City State Zip Code